SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2002

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                            Retail HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-54662
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         Best Buy Company Inc. announced a 3-for-2 stock split on its common stock payable to shareholders of record as of April 26, 2002. Best Buy Company Inc. began trading on a split-adjusted basis on May 13, 2002. Effective May 16, 2002 the share amount of Best Buy Company Inc. represented by a round lot of 100 Retail HOLDRS is 6.

         TJX Companies, Inc. announced a 2-for-1 stock split on its common stock payable to shareholders of record as of April 25, 2002. TJX Companies, Inc. began trading on a split-adjusted basis on May 9, 2002. Effective May 14, 2002 the share amount of TJX Companies, Inc. represented by a round lot of 100 Retail HOLDRS is 10.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

               (c)   Exhibits

                     99.1 Retail HOLDRS Trust Prospectus dated June 18, 2002 updating Prospectus dated May 1, 2001.

                     99.2 Retail HOLDRS Trust Prospectus Supplement dated June 30, 2002 to Prospectus dated June 8, 2002.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MERRILL LYNCH, PIERCE, FENNER & SMITH
                                               INCORPORATED


Date:  July 26, 2002                    By:     /s/ MITCHELL M. COX
                                           -------------------------------------
                                           Name:    Mitchell M. Cox
                                           Title:   Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Retail HOLDRS Trust Prospectus dated June 18, 2002 to Prospectus dated May 1, 2001.

(99.2) Retail HOLDRS Trust Prospectus Supplement dated June 30, 2002 to Prospectus dated June 18, 2002.


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